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                                                                   EXHIBIT 10.24
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                            NONCOMPETITION AGREEMENT
                            ------------------------

     This NONCOMPETITION AGREEMENT, dated the 31st day of December, 1996 (the "Agreement") is made as of the Effective Date indicated below by and between MetaTools, Inc., a Delaware corporation (MetaTools), and Alexander Migdal (the "Founder").

                                   BACKGROUND
                                   ----------

     This Agreement is entered into in connection with and is ancillary to a Stock Purchase Agreement dated as of December 20, 1996 (the "Stock Purchase Agreement") between MetaTools and certain stockholders and option holders of Real Time Geometry Corp., a Delaware corporation ("RTG"), pursuant to which MetaTools has acquired RTG on the date hereof (the "Effective Date").

     Founder is a founder, stockholder and executive of RTG and has been actively involved in the development and marketing of RTG's products. MetaTools intends to continue the business of RTG after the Effective Date and integrate such business into MetaTools's ongoing business. To preserve and protect the assets of RTG, including RTG's goodwill, customers and trade secrets of which Founder has, and will, in his role as an employee of MetaTools, have knowledge, and to preserve and protect MetaTools's goodwill and business interests going forward, and in consideration for MetaTools's entering into and performing under the Stock Purchase Agreement, Founder has agreed to enter into this Agreement.

     Founder and MetaTools believe the limitations as to time, geographical area and scope of activity contained in this Agreement hereof are reasonably necessary to, and no greater than that required to, protect the goodwill and business interests purchased by MetaTools.

     1. Consideration. In consideration for Founder's performance pursuant to
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the terms and conditions of this Agreement, MetaTools shall (1) purchase all of the shares of RTG owned by Founder pursuant to the Stock Purchase Agreement and
(2) pay Founder (i) $300,000 upon the execution of this Agreement and (ii) $150,000 on each of the first and second anniversary dates of this Agreement.

     2. Noncompete. For three years following the Effective Date, or one year
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from the termination of employment of Founder by MetaTools, whichever is longer,
Founder will not individually or as an employee, partner, officer, director or stockholder or in any other capacity whatsoever of or for any person, firm, partnership, company or corporation other than MetaTools or its subsidiaries:

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     (a) Own, manage, operate, sell, control or participate in the ownership, management, operation, sales or control of any business engaged, in the geographical areas referred to in Section 3 below, in the design, research, development, marketing, sale, or licensing of any product that is substantially similar to or competitive with any product created, distributed or known by Founder to be under development by MetaTools or any of its subsidiaries prior to the termination of Founder's employment with MetaTools;

     (b) Own, manage, operate, sell, control or participate in the ownership, operation, sales or control of any business engaged, in the geographical areas referred to in Section 3 below, in the design, research, development, marketing, sale, or licensing of any product that is substantially similar to or competitive with the products of MetaTools or any of its subsidiaries;

     (c) Directly or indirectly develop any product that is substantially similar to or competitive with any other products the creation or development of which he participated in during Founder's employment with RTG, MetaTools or any of its subsidiaries; or

     (d) Recruit, attempt to hire, solicit, assist others in recruiting or hiring, or refer to others concerning employment, in or with respect to the geographical areas referred to in Section 3 below, any person who is an employee of MetaTools or any of its subsidiaries or induce or attempt to induce any such employee to terminate his employment with MetaTools or any of its subsidiaries.

     3. Geographic Area. The geographical areas in which the restrictions
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provided for in this Agreement apply include all cities, counties and states of the United States, and all other countries, in which MetaTools or any of its subsidiaries has engaged in licensing or sales or otherwise conducted business or selling or licensing efforts at any time during the two years prior to the Effective Date hereof or during the term of this Agreement. The agreement not to compete in each such geographic subdivision is a separate and severable agreement from all such other agreements. Founder acknowledges that the scope and period of restrictions and the geographical area to which the restrictions imposed in this Section 3 applies are fair and reasonable and are reasonably required for the protection of MetaTools and that this Agreement accurately describes the business to which the restrictions are intended to apply.

     4. Injunctions. Founder acknowledges that any breach of the covenants of
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this Agreement will result in immediate and irreparable injury to MetaTools and, accordingly, consents to the application of injunctive relief and such other equitable remedies for the benefit of MetaTools as may be appropriate in the event such a breach occurs or is threatened. The foregoing remedies will be in addition to all other legal remedies to which MetaTools may be entitled hereunder, including, without limitation, monetary damages.

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     5.  Miscellaneous.
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         (a) Notices. Any and all notices permitted or required to be given
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under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (to the receiving party's facsimile number), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or (iii) on the third business day after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this Section 5(a):


If to MetaTools:        MetaTools, Inc.
                        6303 Carpinteria Avenue
                        Carpinteria, CA  93013

                        Attn: Chief Executive Officer

With a copy to:         Wilson Sonsini Goodrich & Rosati
                        650 Page Mill Road
                        Palo Alto California 94304-1050
                        Attn: Jeffrey D. Saper, Esq.

If to Founder, at Founder's address in the personnel records of MetaTools.

     (b) Amendments. This Agreement contains the entire agreement and supersedes
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and replaces all prior agreements between MetaTools and Founder or RTG and
Founder concerning the subject matter hereof. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

     (c) Successors and Assigns. This Agreement will not be assignable by either
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Founder or MetaTools except that the rights and obligations of MetaTools under this Agreement may be assigned to a corporation which becomes the successor to MetaTools as the result of a merger or other corporate reorganization and which continues the business of MetaTools or any other subsidiary of MetaTools, provided that, in the case of a subsidiary, MetaTools guarantees the performance by such assignee of MetaTools's obligations hereunder.

     (d) Governing Law. This Agreement will be governed by and interpreted
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according to the substantive laws of the State of California without regard to such state's conflicts law.

     (e) No Waiver. The failure of either party to insist on strict compliance
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with any of the terms of this Agreement in any instance or instances will not be deemed to be

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a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

     (f) Severability. Founder and MetaTools recognize that the limitations
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contained herein are reasonably and properly required for the adequate protection of the interests of MetaTools and therefore it is the intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible, under applicable law. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

     (g) Counterparts. This Agreement may be executed in counterparts which when
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taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

METATOOLS, INC.                         FOUNDER


                                        /s/ALEXANDER MIGDAL
                                        -------------------
By  /s/JOHN WILCZAK                     Alexander Migdal
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Title  Chairman and CEO
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